XXXXX INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement For the Purchase and Sale of GigaBeam WiFiberTM Links By Eaton & Associates

GigaBeam agrees to sell and AIXTEX Inc. (dba Eaton & Associates) agrees to purchase, pursuant to the terms of this purchase order, twenty (20) Full Duplex GigE WiFiber™ wireless fiber communication links to be used for connectivity between designated AIXTEX Inc. customer locations as listed in the table below.

Link #	Building	Demarc Location	Building	Demarc Location	Link Distance
1-20	TBD	TBD	TBD	TBD	TBD

Pricing

Link #	Model	Description	XXXXX	XXXXX	Total
1	G-1.25-24	Full Duplex GigE Transceiver Link Pair withXXXXX	$ XXXXX	$XXXXX	$XXXXX
2-20	G-1.25-24	Full Duplex GigE Transceiver Link Pair with XXXXX	$ XXXXX	$XXXXX	$XXXXX
	Total 20 units		$XXXXX	$XXXXX	$XXXXX

Installation

Installation will be performed by AIXTEX Inc. AIXTEX Inc. must be certified by GigaBeam to install the GigaBeam WiFiber links prior to the first link installation. GigaBeam will provide certification training at the rate of $XXXXX per AIXTEX Inc. XXXXX. Site surveys, preparation of link installation plans and installations will be observed by GigaBeam designated personnel at GigaBeam’s XXXXX and XXXXX.

Installation Schedule

Link #	Location	Site Survey	Site Prep	Installation
1	AIXTEX INC.	N/A	N/A	BY 9/30/05*
2-20	TBD	TBD	TBD	BY 9/30/06

AIXTEX Inc.agrees to complete installation of all twenty links in accordance with the foregoing schedule. AIXTEX Inc. will update the installation schedule on a XXXXX basis. AIXTEX Inc.understands that GigaBeam lead time to delivery is a XXXXXX. AIXTEX Inc. to request XXXXX in writing.

*Link 1 previously delivered and installed under purchase order 57150 dated 7/11/05 issued under Eaton&Associates. All other terms of purchase order 57150 (e.g., XXXXX terms unchanged).

Monitoring and Maintenance

In the event AIXTEX Inc. elects link monitor services, GigaBeam will monitor deployed links from its Link Monitoring Center (LMC).  GigaBeam will monitor link performance and key link transceiver parameters and will provide the following level of support: 24/7 link monitoring and service, XXXXX reports, XXXXX within XXXXXX, XXXXX access to XXXXXX, XXXXXX. AIXTEX Inc. will provide XXXXX GigaBeam to XXXXX. GigaBeam will perform XXXXXX services at the XXXXX.

GigaBeam will provide Monitoring and Maintenance services at the rate of $XXXXX.

Terms of Sale

This sale represents XXXXX, which is strictly confidential, in consideration for AIXTEX Inc.’ role providing GigaBeam with XXXXX and for XXXXX. In addition, the XXXXX to AIXTEX Inc. is based on its firm commitment to purchase and install a minimum of 20 links no later than 9/30/2006, including delivery and acceptance of the first link purchased hereunder on or before 9/30/2005.

AIXTEX Inc. is eligible for XXXXX above in the event AIXTEX Inc. XXXXX for GigaBeam links XXXXX. The XXXXX will be applied only to XXXXX.

Each link will be deemed accepted by AIXTEX Inc. XXXXX, unless XXXXX. Invoices for such links shall be due and payable upon XXXXX.

In the event AIXTEX accept of XXXXX, AIXTEX Inc. will XXXXX. In the event AIXTEX Inc accepts XXXXX, AIXTEX Inc. will XXXXX. In the event AIXTEX Inc accepts XXXXX, AIXTEX Inc. will XXXX. The XXXXX will be due XXXXX.

Confidential Terms and Conditions on Following Page	8/26/2005

1

All link purchases are subject to the standard terms and conditions on the last page of this document.
AIXTEX INC. /s/ Patricia Eaton Date 9/28/05 GigaBeam Corporation /s/ Thomas Wetmore Date 9/29/05

Patricia Eaton	Thomas Wetmore
CFO	SVP, Sales & Marketing

2

STANDARD TERMS & CONDITIONS FOR PURCHASE AGREEMENT

1. GENERAL.  As used herein, the term "Seller" shall refer to GigaBeam Corporation and the term "Buyer" shall refer to the person or entity desiring to purchase products and or services from Seller. ALL ORDERS ARE SUBJECT TO ACCEPTANCE BY SELLER AT ITS CORPORATE HEADQUARTERS. NO FORM OF ACCEPTANCE EXCEPT SELLER'S WRITTEN ACKNOWLEDGMENT OR SELLER'S COMMENCEMENT OF PERFORMANCE SHALL CONSTITUTE A VALID ACCEPTANCE OF THE BUYER'S ORDER. ANY SUCH ACCEPTANCE IS EXPRESSLY CONDITIONED UPON ASSENT TO THE TERMS HEREOF TO THE EXCLUSION OF ALL OTHER TERMS; BUYER SHALL BE DEEMED TO HAVE ASSENTED TO THE TERMS HEREOF UPON ACCEPTING DELIVERY OF ANYTHING SHIPPED BY SELLER IF TENDER OF THESE TERMS IS DEEMED AN OFFER. ACCEPTANCE IS EXPRESSLY LIMITED TO THE TERMS HEREOF.

2. PRICES. Prices for all of Seller's products or services shall be in accordance with the applicable purchase order accepted by Seller in writing. Transportation charges from Seller's shipping location, insurance premiums, taxes and other governmental charges related to the manufacture, sale, possession or resale of the products specified herein, shall be the sole responsibility of the Buyer and shall be paid to Seller in addition to the purchase price of the products and services, unless otherwise agreed in writing.

3. TERMS OF PAYMENT. Invoices shall be XXXXX. All payments shall be made in U.S. dollars unless otherwise specifically agreed to in writing by Buyer and Seller. Amounts that remain unpaid when due to Seller shall accrue a service charge of one and one-half percent (1.5%) per month (or such higher rate as may be the maximum allowable by law) from any such due date until date of full payment.

4. DELIVERY AND TITLE. Delivery is quoted from XXXXX, where applicable, whichever is later. Delivery XXXXX. In the absence of specific shipping instructions, Seller shall select a carrier that shall be deemed to act as Buyer's agent, notwithstanding any payment by Seller of freight charges made for Buyer's account. Title shall pass from Seller to Buyer upon XXXXX. Unless otherwise specified, Seller shall obtain insurance against damage to the products during shipment. Buyer shall obtain insurance against damage to product while in Buyer’s possession. Unless otherwise specified, the product will be shipped in standard commercial packaging. Seller agrees to XXXXX product within XXXXX.

5. SHIPMENTS. All shipping dates are XXXXX. Seller will not be liable for any loss, damages or penalty resulting from delay in delivery when such delay is due to causes beyond the reasonable control of Seller, including but not limited to supplier delay, force majeure, act of God, act of Government, labor unrest, flood, fire, explosion, earthquake, or by excess demand for its products. Buyer may requests XXXXX. Buyer will bear the risk of loss of the equipment during such XXXXX.

6. ACCEPTANCE. Buyer shall be deemed to have accepted the product(s) XXXXXX.

7. LIMITED WARRANTY. Seller warrants that the products will be substantially free from defects in material and workmanship for 12 months after delivery to Buyer. Products purchased from Seller which do not comply with the warranty and are returned to the Seller during such period will be repaired or replaced at Seller's option. SELLER MAKES NO OTHER WARRANTIES WITH RESPECT TO THE PRODUCTS OR ANY SERVICES AND DISCLAIMS ALL OTHER WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. The above warranty does not extend to any product that is modified or altered, is not maintained to Seller's maintenance recommendations, is operated in a manner other than that specified by Seller, or is subject to abuse, misuse, accident, disaster, alterations, neglect or other improper treatment. Buyer's sole remedy with respect to any warranty or defect is as stated above. To the extent Buyer resells the product(s), Seller agrees that the warranties maybe passed through to Buyer’s initial customer, provided that Buyer does not expand the scope or timeframe of such warranties.

8. LIMITATION OF LIABILITY. SELLER WILL NOT BE LIABLE UNDER ANY PROVISION OF THESE TERMS OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (A) FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE AMOUNTS PAID TO SELLER HEREUNDER DURING THE TWELVE MONTH PERIOD PRIOR TO DATE THE CAUSE OF ACTION AROSE, OR (B) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, EXCEPT THOSE ARISING FROM SELLER’S NEGLIGENT ACTS OR OMISSIONS, OR (C) FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

9. PROPRIETARY RIGHTS. Unless otherwise agreed to in writing, any and all commercial or technical information disclosed in any manner or at any time by Seller to Buyer shall be deemed secret and confidential. Except as expressly allowed herein, Buyer shall not use or disclose any such information and Seller expressly reserves all rights with respect thereto. Buyer acknowledges that the products sold by Seller hereunder contain trade secrets and other proprietary information belonging to Seller, and the products sold by Seller hereunder are proprietary to Seller. Buyer shall not disassemble, decompile or otherwise reverse engineer the Seller's products.

10. TAXES AND DUTIES. If Seller claims exemption from any tax, Seller will furnish Buyer with any required, valid Seller exemption certificate issued by each taxing jurisdiction where such a certificate is required for the exemption from collection of sales or use taxes or such other appropriate exemption certificate. If Seller is required by law or otherwise to pay any such levy and/or fines, penalties, or assessments as a result of Buyer's failure to comply with any applicable laws, the amount of payment so made by Seller will be fully reimbursed by Buyer to Seller upon submission of Seller's invoices. Buyer agrees to pay a 1.5% per month, from date of invoice, service charge on unpaid amounts.

Confidential	8/25/2005